UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 2, 2003


                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
                 (State or Other Jurisdiction of Incorporation)


                   0-12817                    95-3087593
           (Commission File Number) (IRS Employer Identification No.)


               110 West Easy Street, Simi Valley, California 93065 (Address of Principal Executive Offices) (Zip Code)


                                 (805) 581-4000
              (Registrant's Telephone Number, Including Area Code)












                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5   Other Events.

         On July 8, 2003, PerfectData Corporation (the "Company") issued a press release reporting that SuperCom Ltd. ("SuperCom"), a company organized under the laws of Israel, and the Company had executed an Agreement and Plan of Merger and Reorganization dated July 2, 2003 (the "Merger Agreement") setting forth the terms and conditions of a proposed merger transaction between SuperCom and the Company. A copy of the press release is filed as Exhibit A to this Report, a copy of the Merger Agreement is filed as Exhibit B to this Report and each is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired:

             None

         (b) Proforma financial information:

             None

         (c) Exhibits

             Number            Exhibit
             A                 Press Release dated July 8, 2003.

             B Agreement and Plan of Merger and Reorganization dated July 2, 2003
                               (without disclosure schedules or exhibits)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PERFECTDATA CORPORATION
                                                     (Registrant)



         Date  July 8, 2003                By  /s/ Irene J. Marino
                                               (Signature)
                                               Irene J. Marino
                                               Vice President, Finance

                    Index to Exhibits Filed with This Report


Number     Exhibit                                                         Page
  99.1     Press Release dated July 8, 2003..............................  E-2

  2.1      Agreement and Plan of Merger and Reorganization
           dated July 2, 2003 (without disclosure schedules
           or exhibits)..................................................  E-5